Exhibit 10.3

PROFESSIONAL SERVICES AGREEMENT

THIS PROFESSIONAL SERVICES AGREEMENT is entered into as of August 4, 2009, and shall be effective as of January 1, 2010, (the “Effective Date”) by and between DISH Network Corporation, a Nevada corporation (“DISH”), and Echostar Corporation, a Nevada corporation (the “Company”).

WHEREAS, the Board of Directors of DISH determined that it was appropriate and desirable to separate DISH and the Company into two publicly-traded companies by separating from DISH and transferring to the Company DISH’s non-consumer related businesses and related assets and liabilities (the “Separation”);

WHEREAS, DISH and the Company entered into that certain Separation Agreement, dated as of December 31, 2007 (the “Separation Agreement”), in order to carry out, effect and consummate the Separation;

WHEREAS, to DISH and the Company entered into that certain Transition Services  Agreement, dated as of December 31, 2007 (the “Transition Services Agreement”), pursuant to which  DISH provides certain services to the Company;

WHEREAS, DISH and the Company entered into that certain Services  Agreement, dated as of December 31, 2007 (the “Services Agreement”), pursuant to which the Company provides certain services to DISH;

WHEREAS, DISH and the Company entered into that certain Satellite Procurement  Agreement, dated as of December 31, 2007 (the “Satellite Procurement Agreement”), pursuant to which  the Company provides certain services to DISH; and

WHEREAS, DISH and the Company deem it to be appropriate and in the best interests of DISH and the Company to continue to provide and receive certain services previously provided under the Transition Services Agreement, the Services Agreement and the Satellite Procurement Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements, representations and warranties contained herein, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree, intending to be legally bound, as follows:

ARTICLE I

Definitions

Section 1.1  Definitions.  Unless otherwise defined herein, each capitalized term shall have the meaning specified for such term in the Separation Agreement.  As used in this Agreement:

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(a)           “Agreement” means this Professional Services Agreement, the provisions of the Separation Agreement referenced herein and all Schedules attached hereto and incorporated herein by this reference and all amendments, modifications and changes hereto and thereto.

(b)           “Company  Indemnified Parties” means the Company  and its Affiliates and each of their respective present and former directors, managers, or persons acting in a similar capacity, officers, employees, agents, consultants, or other representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

(c)           “Company Systems” means any computer software program or routine or part thereof owned, licensed or provided by or for the Company or any of its Subsidiaries which is used by the Company or any of its Subsidiaries or their suppliers on behalf of the Company or any of its Subsidiaries, each as modified, maintained or enhanced from time to time by the Company  or any of its Subsidiaries, DISH or any of its Subsidiaries or any Third Party.

(d)           “Cost” means the fully-burdened cost incurred by a party and its Affiliates to provide or procure the Services.  For purposes of this definition, the fully-burdened cost includes without limitation: (i) the costs of any materials or fees paid to third party consultants or advisers used in the provision or procurement of the Services; (ii) shipping costs; (iii) the salary, benefits (if any) (including without limitation, medical plans and 401(k) or other retirement plans), employment taxes (if any) of all employees of a party and its Affiliates involved in the provision or procurement of the Services; (iv) related overhead expenses (including without limitation cost of facilities and utilities costs, insurance, and the cost of all general support, operational and business services); (v) any and all licensing fees paid or payable to Third Parties for any intellectual property incorporated into the Services; and (vi) depreciation on any equipment or assets involved in the provision or procurement of the Services.

(e)           “DISH Indemnified Parties” means DISH and its Affiliates and each of their respective present and former directors, managers, or persons acting in a similar capacity, officers, employees, agents, consultants, or other representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

(f)            “DISH Systems” means any computer software program or routine or part thereof owned, licensed or provided by or for DISH or any of its Subsidiaries which is used by DISH or any of its Subsidiaries or their suppliers on behalf DISH or any of its Subsidiaries, each as modified, maintained or enhanced from time to time by DISH or any of its Subsidiaries or any Third Party.

(g)           “Expenses” means any and all expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, consultants, accountants and other professionals).

(h)           Reserved.

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(i)            “Providing Party” means the party providing Services pursuant to the terms of this Agreement.

(j)            “Receiving Party” means the party receiving Services pursuant to the terms of this Agreement.

(k)           “Services” means either the DISH Services or the Company Services.

(l)            “Systems” means the DISH Systems or the Company Systems, individually, or the DISH Systems and the Company Systems, collectively, as the context may indicate.

(m)          “Third Party” means a Person that is not an Affiliate of any party hereto.

Section 1.2  Interpretation.  (a)  In this Agreement, unless the context clearly indicates otherwise:

(i)            words used in the singular include the plural and words used in the plural include the singular;

(ii)           references to any Person include such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and a reference to such Person’s “Affiliates” shall be deemed to mean such Person’s Affiliates following the Distribution; provided that for purposes of this Agreement DISH and the Company shall not be considered Affiliates;

(iii)          references to any gender includes the other gender;

(iv)          the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”;

(v)           references to any Article, Section or Schedule means such Article or Section of, or such Schedule to, this Agreement, as the case may be, and references in any Section or definition to any clause means such clause of such Section or definition;

(vi)          the words “herein,” “hereunder,” “hereof,” “hereto” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof;

(vii)         references to any agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement;

(viii)        references to any Applicable Law (including statutes and ordinances) means such law (including all rules and regulations promulgated thereunder) as amended, modified, codified

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or reenacted, in whole or in part, and in effect at the time of determining compliance or applicability;

(ix)           relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including”;

(x)            accounting terms used herein shall have the meanings historically ascribed to them by DISH and its Subsidiaries, including the Company, in its and their internal accounting and financial policies and procedures in effect prior to the date of the Separation;

(xi)           if there is any conflict between the provisions of the Separation Agreement and this Agreement, the provisions of this Agreement shall control with respect to the subject matter hereof;

(xii)          the titles to Articles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement;

(xiii)         any portion of this Agreement obligating a party hereto to take any action or refrain from taking any action, as the case may be, shall mean that such party shall also be obligated to cause its relevant Affiliates to take such action or refrain from taking such action, as the case may be (and, accordingly, if Services are provided by Affiliates of DISH or the Company, references to “DISH” or “the Company” shall be deemed to be references to such Affiliate which shall provide the Services under this Agreement; and

(xiv)        unless otherwise specified in this Agreement, all references to dollar amounts herein shall be in respect of lawful currency of the United States.

ARTICLE II

Performance of Services

Section 2.1  Description of the Services Provided by DISH.  Following the Effective Date, DISH shall provide, or cause to be provided, the following services (collectively, the “DISH Services”) to the Company in support of its businesses:

(a)           Reserved.

(b)           IT Services.  DISH or its designee shall provide each of the IT services specified in Schedule 2.1.2 (the “IT Services”) to the Company or its Subsidiaries, in accordance with the terms and conditions for such IT Services listed on Schedule 2.1.2.

(c)           Travel and Event Coordination Services.  DISH or its designee shall provide each of the travel and events coordination services specified in Schedule 2.1.3 (the “Travel and Event Coordination Services”) to the Company or its Subsidiaries, in accordance with the terms and conditions for such Travel and Event Coordination Services listed on Schedule 2.1.3.

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(d)           Reserved.

(e)           Internal Audit Services.  DISH or its designee shall provide each of the internal audit and corporate quality services specified in Schedule 2.1.5 (the “Internal Audit Services”) to the Company or its Subsidiaries, in accordance with the terms and conditions for such Internal Audit Services listed on Schedule 2.1.5.

(f)            Legal Services.  DISH or its designee shall provide each of the legal services specified in Schedule 2.1.6 (the “Legal Services”) to the Company or its Subsidiaries, in accordance with the terms and conditions for such Legal Services listed on Schedule 2.1.6.

(g)           Accounting and Tax Services.  DISH or its designee shall provide each of the accounting and tax services specified in Schedule 2.1.7 (the “Accounting and Tax Services”) to the Company or its Subsidiaries, in accordance with the terms and conditions for such Accounting and Tax Services listed on Schedule 2.1.7.

(h)           Benefits Administration.  DISH or its designee shall provide each of the benefits administration services specified in Schedule 2.1.8 (the “Benefits Administration Services”) to the Company or its Subsidiaries, in accordance with the terms and conditions for such Benefits Administration Services listed on Schedule 2.1.8.

(i)            Chairman’s Group.  DISH or its designee shall provide each of the chairman’s group services specified in Schedule 2.1.9 (the “Chairman’s Group Services”) to the Company or its Subsidiaries, in accordance with the terms and conditions for such Chairman’s Group Services listed on Schedule 2.1.9.

(j)            Non-Cash Compensation.  DISH or its designee shall provide each of the non-cash compensation services specified in Schedule 2.1.10 (the “Non-Cash Compensation Services”) to the

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Company or its Subsidiaries, in accordance with the terms and conditions for such Non-Cash Compensation Services listed on Schedule 2.1.10.

(k)           Programming Acquisition Services.  DISH or its designee shall provide each of the programming acquisition services specified in Schedule 2.1.11 (the “Programming Acquisition Services”) to the Company or its Subsidiaries, in accordance with the terms and conditions for such Programming Acquisition Services listed on Schedule 2.1.11.

(l)            Other Services:  To the extent fees for a specific Service are not provided in Schedule 2.1.1 through Schedule 2.1.11 or the Company desires to receive certain other Services as mutually agreed upon between DISH and the Company, including without limitation those services which were provided to the Company pursuant to the Transition Services Agreement, then DISH or its designee shall provide such Service in accordance with the terms and conditions listed on Schedule 2.1.12.

(m)          Consulting Services.  DISH shall occasionally act in a consulting function on certain services which were previously provided by DISH pursuant to the Transition Services Agreement or which are terminated in accordance with Section 10.2 hereof in accordance with the terms and conditions listed on Schedule 2.1.13 (the “DISH Consulting Services”).

Section 2.2  Description of the Services Provided by the Company.  Following the Effective Date, the Company shall provide, or cause to be provided, the following services (collectively, the “the Company Services”) to DISH in support of its businesses:

(a)           Logistics Services.  The Company or its designee shall provide each of the logistics services specified in Schedule 2.2.1 (the “Logistics Services”) to DISH or its Subsidiaries, in accordance with the terms and conditions for such Logistics Services listed on Schedule 2.2.1.

(b)           Procurement.  The Company or its designee shall provide each of the procurement services specified in Schedule 2.2.2 (the “Procurement Services”) to DISH or its Subsidiaries, in accordance with the terms and conditions for such Procurement Services listed on Schedule 2.2.2.

(c)           Satellite Procurement.  The Company or its designee shall provide each of the satellite procurement services specified in Schedule 2.2.3 (the “Satellite Procurement Services”) to DISH or its Subsidiaries, in accordance with the terms and conditions for such Satellite Procurement Services listed on Schedule 2.2.3.

(d)           Other Services:  To the extent fees for a specific Service are not provided in Schedule 2.1.1 through Schedule 2.2.3 or DISH desires to receive certain other Services as mutually agreed upon between DISH and the Company, including without limitation those services which were provided to DISH pursuant to the Services Agreement or the Satellite Procurement Agreement, then the Company or its designee shall provide such Service in accordance with the terms and conditions listed on Schedule 2.2.4.

(e)           Consulting Services.  The Company shall occasionally act in a consulting function on certain services which were previously provided by the Company pursuant to Services Agreement or

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which are terminated in accordance with Section 10.2 hereof in accordance with the terms and conditions listed on Schedule 2.2.5 (the “DISH Consulting Services”).

Section 2.3  Schedules Update.  To the extent any Services are mischaracterized in any of Schedule 2.1.1 through Schedule 2.2.4 (collectively, the “Service Schedules”), DISH and the Company shall negotiate in good faith to amend such Service Schedules as appropriate.

Section 2.4  Service Levels.  With respect to Services that DISH or the Company provided, or caused to be provided, to the other party prior to the Distribution Date, DISH or the Company, as applicable, shall at all times perform such Services (i) with at least the same degree of care, skill and diligence with which DISH or the Company performs similar services for itself, consistent with past practices, including, with respect to the type, quality and timeliness of such Services, subject to variation in the provision of such Services agreed to by the parties hereto, but, in no case may such degree of care, skill and diligence be less than the degree of care, skill and diligence with which DISH or the Company historically has performed such Services for the benefit of the other party prior to the Distribution Date, (ii) with the use of reasonable care, (iii) in material compliance with Applicable Laws and (iv) with substantially the same priority under comparable circumstances as it provides such services to itself and its Subsidiaries.

Section 2.5  Additional Services.  If a party reasonably determines that additional services of the type previously provided by one party or its designee to the other party prior to the Distribution Date are necessary to conduct such party’s respective business and such party or its Affiliates are not able to provide such service themselves (each such service an “Additional Service”), then such party may provide written notice thereof to the other party.  Upon receipt of such notice by the second party, if the second party is willing, in its sole discretion, to provide such Additional Service, the parties hereto will negotiate in good faith an amendment to the Services Schedules setting forth the Additional Service, the terms and conditions for the provision of such Additional Service and the Fees (as defined below) payable by the first party for such Additional Service, such Fees to be determined on an arm’s-length basis and at fair market value.

Section 2.6  Third Party Services.  Each party hereto acknowledges and agrees that certain of the Services to be provided under this Agreement have been, and will continue to be, provided (in accordance with this Agreement) to DISH or the Company, as applicable, by Third Parties designated by DISH or the Company, as applicable, as responsible for providing such Services.  To the extent so provided, the Providing Party shall use commercially reasonable efforts to (a) cause such Third Parties to provide such Services under this Agreement and/or (b) enable the Receiving Party and its Affiliates to avail itself of such Services; provided, however, that if any such Third Party is unable or unwilling to provide any such Services, the Providing Party shall use its commercially reasonable efforts to determine the manner in which such Services can best be provided.

Section 2.7  Cost of Providing the Services.  Unless otherwise expressly set forth in this Agreement, the Providing Party shall bear all initial costs of providing the Services (including all out-of-pocket and third-party expenses incurred by such party in order to provide the Services).

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE III

Service Disruptions

Section 3.1  Contingency Plans.   The Providing Party agrees to use commercially reasonable efforts, consistent with its practices for itself and its divisions and Affiliates, to avoid any inability to provide the Services.  In the event of a disaster, the Providing Party agrees to use the same degree of care to restore the Services as such party would use to restore similar services for itself and as provided in Section 3.3, but in any event no less than commercially reasonable efforts.  In the event of scheduled downtime, the Providing Party shall provide notice to the Company Contract Manager (as defined below) or the DISH Contract Manager (as defined below), as applicable, with as much notice as is reasonably possible under the circumstances.

Section 3.2  Non-Performance.  (a)  Except with respect to a Force Majeure Event (as defined below) which shall be subject to Section 3.3, if the Providing Party’s, any of its Affiliates’ or any Third Party’s performance of any Service is interrupted in whole or in part for any reason for more than two (2) consecutive Business Days (other than a Force Majeure Event), then the Receiving Party shall have the right to make, at the Providing Party’s sole cost and expense, commercially reasonable arrangements to procure such interrupted Services from an alternative source at a cost no greater than the fair market value of such interrupted Services for the period the Service is interrupted; provided, that the Receiving Party shall provide prompt written notice to the Providing Party’s Contract Manager setting forth in reasonable detail the terms and conditions of the arrangements to procure such interrupted Services from an alternative source.  For the avoidance of doubt, the Receiving Party shall not be obligated to pay the Providing Party for the interrupted Services during the period when such party is not providing such Services.

Section 3.3  Force Majeure.  (a)  If a party, any of its Affiliates or any Third Party service provider is prevented from or delayed in complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of fire, flood, storm, strike, walkout, lockout or other labor trouble or shortage, delays by unaffiliated suppliers or carriers, shortages of fuel, power, raw materials or components, any Applicable Law, order, proclamation, regulation, ordinance, demand, seizure or requirement of any Governmental Authority, riot, civil commotion, war, rebellion, acts of terrorism, nuclear accident or other acts of God, or acts, omissions or delays in acting by any governmental or military authority (a “Force Majeure Event”), then upon notice to the Receiving Party, the affected provisions and/or other requirements of this Agreement shall be suspended during the period of such disability and, unless otherwise set forth herein to the contrary, the Receiving Party shall have no liability to the Providing Party, its Affiliates, any Third Party or any other Person in connection therewith.  The Providing Party shall use commercially reasonable efforts to promptly remove such disability as soon as possible, but in any event no later than 30 days after giving notice of such disability; provided, however, that nothing in this Section 3.3 will be construed to require the settlement of any strike, walkout, lockout or other labor dispute on terms which, in the reasonable judgment of the Providing Party, are contrary to its interest.  It is understood that the settlement of a strike, walkout, lockout or other labor dispute will be entirely within the discretion of the Providing Party.  If the Providing Party is unable to provide any of the Services due to such a disability, each party hereto shall use commercially reasonable efforts to cooperatively seek a solution that is mutually satisfactory.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(b)           Notwithstanding anything herein to the contrary, the obligation of the Providing Party to resume performance of its obligations hereunder pursuant to this Section 3.3 shall terminate and cease to be in effect to the extent and period that the Receiving Party has acquired such Services from an alternate source pursuant to this Section 3.3.  The Receiving Party shall be free to acquire such Services from an alternate source, at such party’s sole cost and expense, and without liability to the Providing Party, for the period and to the extent reasonably necessitated by such non-performance and during the continuation of any agreement entered into with the provider of such Service, and for that period that such Service is provided by an alternate source, the Providing Party shall have no obligation to provide such Service to the Receiving Party.  For the avoidance of doubt, the Receiving Party shall not be obligated to pay the Providing Party for such Services during the period when the Providing Party is not providing such Services.

(c)           Notwithstanding anything hereunder to the contrary, the parties hereto agree that this Section 3.3 shall not be construed so as to excuse a party hereto of its obligations to perform in accordance with Article VII and Article VIII at all times during the term of this Agreement.

Section 3.4  Recovery of Data.  If the Providing Party loses or damages any of the Receiving Party’s data, the Providing Party shall use its best efforts to recover and re-process such data immediately after discovery of such loss or damage.  If the Providing Party is unable to re-process such data immediately, the Providing Party shall notify the Receiving Party in writing of such loss or damage.

ARTICLE IV

Cooperation

Section 4.1  Cooperation.  During the term of this Agreement, the Providing Party shall provide commercially reasonable cooperation to the Receiving Party by responding to the Receiving Party’s reasonable requests for information related to the functionality or operation of the Services; provided, that such requested information is related to the Separated Businesses and does not require disclosure of any proprietary or confidential information of the Providing Party or any of its Affiliates.  Without limiting the foregoing, the Providing Party shall provide the Receiving Party with (i) reasonable access (during reasonable business hours) to records and the Providing Party employees related to the provision of the Services and (ii) reasonable access (during reasonable business hours) for the Receiving Party’s employees and consultants to the Providing Party’s employees and facilities for the purpose of training and consulting with respect to the Services; provided, that such access shall not interfere with the day-to-day operations of the Providing Party and its Subsidiaries.

Section 4.2  Consents.  (a)  the Providing Party shall, and shall cause its Affiliates to, cooperate to obtain (i) all Consents for any Third Party software or other Third Party intellectual property related to the provision of the Services sufficient to enable the Providing Party or its designee to perform the Services in accordance with this Agreement and (ii) all other Consents to allow the Providing Party to provide the Services and to allow the Receiving Party to access and use the Services (collectively, the “Required Consents”); provided, however, that the Providing Party shall not be obligated under this Agreement to pay any consideration, grant any concession or incur any Liability

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to any third Person to obtain any such Required Consent.  Schedule 4.2 sets forth a list of all Required Consents and whether such Consents have been obtained as of the date hereof.

(b)           In the event that any Required Consent is not obtained, then, unless and until such Required Consent is obtained, the parties hereto shall cooperate with each other in achieving a reasonable alternative arrangement for the Receiving Party to continue to process its work and for the Providing Party to perform such Services and in a manner which does not increase the fees or costs payable by the Receiving Party hereunder.

Section 4.3  Primary Points of Contact for Agreement.

(a)           Appointment and Responsibilities.  Each party hereto shall appoint an individual to act as the primary point of operational contact for the administration and operation of this Agreement, as follows:

(i)            The individual appointed by the Company as the primary point of operational contact pursuant to this Section 4.3(a) (the “the Company Contract Manager”) shall have overall responsibility for coordinating on behalf of the Company all activities of the Company undertaken hereunder, for the performance of the Company’s obligations hereunder, for coordinating the performance of the Services with DISH, for acting as a day-to-day contact with the DISH Contract Manager and for making available to DISH the data, facilities, resources and other support services from the Company required for DISH to be able to perform the Services in accordance with the terms of this Agreement.  The Company may change the Company Contract Manager from time to time upon written notice to DISH.

(ii)           The individual appointed by DISH as the primary point of operational contact pursuant to this Section 4.3(a) (the “DISH Contract Manager”) shall have primary operational responsibility for coordinating on behalf of DISH its joint activities with the Company under the Agreement and for DISH’s performance of the Services, including all DISH personnel and other resources used by DISH, and will serve as the day-to-day contact with the Company Contract Manager.  DISH may change the DISH Contract Manager from time to time upon written notice to the Company (the Company Contract Manager and the DISH Contract Manager, collectively the “Contract Managers”).

(b)           Review Meetings and Reports.  The Contract Managers shall meet at least monthly to review the Performing Party’s performance of the Services as required under this Agreement.  The Performing Party’s Contract Manager shall provide to the parties hereto reports on the parties’ respective performance, identifying any significant problems that are unresolved and any details concerning their expected resolution.

Section 4.4  Steering Committee.

(a)           Size and Composition.  DISH shall appoint two (2) members of its management staff and the Company shall appoint two (2) members of its management staff to serve on a steering committee (the “Steering Committee”).  Either party hereto may change its Steering Committee members from time to time upon written notice to the other party; provided, however, that the DISH

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Contract Manager and the Company Contract Manager shall at all times remain as members of the Steering Committee.  In addition, the parties hereto may mutually agree to increase or decrease the size, purpose or composition of the Steering Committee in an effort for the Providing Party to better provide, and for the Receiving Party to better utilize, the Services.

(b)           Responsibilities.  The Steering Committee’s responsibilities include (i) generally overseeing the performance of each party’s hereto obligations under this Agreement and (ii) assisting in providing the Services by the Providing Party and utilizing the Services by the Receiving Party.

Section 4.5  Meetings.   The Steering Committee shall meet once a month or at such other frequency as mutually agreed by the parties hereto or the members of the Steering Committee.  Each Steering Committee meeting shall be at a mutually acceptable location determined by the members of the Steering Committee.

Section 4.6  Dispute Resolution.  The procedures for discussion and negotiation set forth in this Section 4.6 shall apply to all disputes, controversies or claims (whether arising in contract, tort or otherwise) that may arise out of or relate to, or arise under or in connection with this Agreement or the transactions contemplated hereby.

(a)           Primary Points of Contact.  It is the intent of the parties hereto to use their respective reasonable best efforts to resolve expeditiously any dispute, controversy or claim between them with respect to the matters covered hereby that may arise from time to time on a mutually acceptable negotiated basis.  In furtherance of the foregoing, if a dispute arises, the Company Contract Manager and the DISH Contract Manager shall consider the dispute for up to seven (7) Business Days following receipt of a notice from either party hereto specifying the nature of the dispute, during which time the Company Contract Manager and the DISH Contract Manager shall meet in person at least once, and attempt to resolve the dispute.

(b)           Senior Management.  If the dispute is not resolved by the end of the seven (7) day period referred to in Section 4.6(a), or if the Company Contract Manager and the DISH Contract Manager agree that the dispute shall not be resolved by them, either party hereto may deliver a notice (an “Escalation Notice”) demanding an in person meeting involving appropriate representatives of the parties hereto at a senior level of management of the parties hereto (or if the parties agree, of the appropriate strategic business unit or division within such entity) (collectively, “Senior Executives”).  Thereupon, each of the Company Contract Manager and the DISH Contract Manager shall promptly prepare a memorandum stating (i) the issues in dispute and each party’s position thereon, (ii) a summary of the evidence and arguments supporting each party’s positions (attaching all relevant documents), (iii) a summary of the negotiations that have taken place to date, and (iv) the name and title of the Senior Executive who shall represent each party.  The Company Contract Manager and the DISH Contract Manager shall deliver such memorandum to its respective Senior Executive promptly upon receipt of such memorandum from the DISH Contract Manager and the Company Contract Manager, respectively.  The Senior Executives shall meet for negotiations (which may be held telephonically) at a mutually agreed time and place within 10 days of the Escalation Notice, and thereafter as often as the Senior Executives deem reasonably necessary to resolve the dispute.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(c)           Court Actions.  In the event that any party, after complying with the provisions set forth in Sections 4.6(a) and 4.6(b) and desires to commence an action, such party may submit the dispute, controversy or claim (or such series of related disputes, controversies or claims), subject to Section 12.2, to any court of competent jurisdiction.  Unless otherwise agreed in writing, the parties hereto shall continue to provide service and honor all other commitments under this Agreement during the course of dispute resolution pursuant to the provisions of this Section 4.6 with respect to all matters not subject to such dispute, controversy or claim.

ARTICLE V

Fees

Section 5.1  Fees.  The fees for any of the Services are set forth in the “Cost Details” column in the respective Service Schedule (the “Fees”).

Section 5.2  Taxes.  To the extent required or permitted by Applicable Law, there shall be added to any Fees due under this Agreement, and the Receiving Party agrees to pay to the Providing Party, amounts equal to any taxes, however designated or levied, based upon such Fees, or upon this Agreement or the Systems, Services or materials provided under this Agreement, or their use, including state and local privilege or excise taxes based on gross revenue and any taxes or amounts in lieu thereof paid or payable by the Receiving Party.  In the event taxes are not added to an invoice from the Providing Party, the Receiving Party shall be responsible to remit to the appropriate tax jurisdiction any additional amounts due including tax, interest and penalty.  If additional amounts are determined to be due on the Services provided hereunder as a result of an audit by a tax jurisdiction, the Receiving Party agrees to reimburse the Providing Party for the additional amounts due including tax, interest and penalty.  The Providing Party will be responsible for penalty or interest associated with its failure to remit invoiced taxes.  The parties hereto further agree that no party hereto shall be required to pay any franchise taxes, taxes based on the net income of the other party hereto or personal property taxes on property owned or leased by a party hereto.

ARTICLE VI

Invoice and Payment; Audit

Section 6.1  Invoices and Payment.  Within 20 days following the end of each month during the term of this Agreement (or within 20 days after receipt of a Third Party supplier’s invoice in the case of Services that are provided by a Third Party supplier), the Providing Party will submit to the Receiving Party for payment a written statement of amounts due under this Agreement for such month.  The Providing Party shall include with each invoice a reasonably detailed description of the Services performed and the fees charged and, if requested by the Receiving Party, will contain reasonably satisfactory documentation in support of such amounts as specified therein and such other supporting detail as the Receiving Party may reasonably require to validate such amounts due.

Section 6.2  Timing of Payment; No Offsets.  The Receiving Party will pay all undisputed amounts due pursuant to this Agreement within 60 days after the date upon which each such statement that is required to be provided hereunder is received by the Receiving Party.  The

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Receiving Party shall not offset any amounts owing to it by the Providing Party or any of its Affiliates against amounts payable by the Receiving Party hereunder or any other agreement or arrangement.

Section 6.3  Fees Dispute.  (a)  In the event that the Receiving Party has a good faith dispute with regard to any Fees invoiced by the Providing Party (the “Disputed Fee”), the Receiving Party shall provide the Providing Party with written notice of such dispute (the “Fee Dispute Notice”), together with a reasonably detailed explanation of such dispute, at the time payment would have otherwise been due, and the Receiving Party may withhold payment of any Disputed Fee pending resolution of the dispute.  For the avoidance of doubt, the Receiving Party’s failure to pay the Disputed Fee in accordance with this Section 6.3 shall not be grounds for a claim of breach or suspension of work by the Providing Party.

(a)           In the event that the parties hereto are unable to agree after reasonable negotiation, in accordance with Sections 4.6(a) and 4.6(b), upon the Disputed Fee, the parties hereto shall jointly select a qualified unaffiliated independent third party to determine the fair value (the “Arbitrator”).  If the parties hereto are unable to agree on an Arbitrator within 10 days of the receipt of a Fee Dispute Notice by the Providing Party, then there shall be an arbitral tribunal consisting of 3 neutral arbitrators of (the “Tribunal”) whom each party hereto shall select one within 10 days of the receipt of a Fee Dispute Notice by the Providing Party.  The two party-appointed arbitrators shall select the third arbitrator within 10 days of the nomination of the second arbitrator.  The determination of the Arbitrator or Tribunal, as applicable, with respect to such disagreement shall be completed within 30 days after the appointment of the Arbitrator or Tribunal, as applicable and such determination shall be final and binding upon the parties hereto.  The Arbitrator or Tribunal, as applicable, shall adopt the position of either the Company or DISH with respect to the Disputed Fees.  The fees, costs and expenses of the Arbitrator or Tribunal, as applicable, selected in the event of a dispute shall be paid by the party hereto who the Arbitrator or Tribunal, as applicable, did not side with in its decision.

Section 6.4  Audit Rights.  (a)  the Receiving Party may audit (or cause an independent Third Party auditor to audit) the books, records and facilities of the Providing Party to the extent necessary to determine the Providing Party’s compliance with this Agreement with respect to Fees paid or payable pursuant to this Article VI, or the performance of its other obligations set forth in this Agreement.  For any given Service, the Receiving Party shall have the right to audit the books, records and facilities of the Providing Party once for each twelve month period during which payment obligations are due (and at such other times as may be required by Applicable Law).  The Receiving Party shall also have the right to audit (or cause an independent Third Party auditor to audit) the books, records and facilities of the Providing Party pertaining to a particular Service within six months after the termination of such Service.

(b)           Any audit shall be conducted during regular business hours and in a manner that complies with the building and security requirements of the Providing Party.  Such audits shall not interfere unreasonably with the operations of the Providing Party.  The Receiving Party shall provide notice to the Providing Party not less than 30 days prior to the commencement of the audit and shall specify the date on which the audit will commence.  The Receiving Party conducting an audit shall pay the costs of conducting such audit, unless the results of an audit reasonably indicate an overpayment by the Receiving Party of 10% or more (such percentage to be determined by reference to the Services

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which are subject to the specific audit), in which case the Providing Party shall pay the reasonable out-of-pocket costs of the Receiving Party.

ARTICLE VII

Independence; Ownership of Assets

Section 7.1  Independence.  All employees and representatives of a party hereto and any of its Affiliates will be deemed for purposes of all compensation and employee benefits to be employees or representatives of such party or its Affiliates (or its subcontractors) and not employees or representatives of the other party hereto or any of the other party’s Affiliates.  In providing the Services, the Providing Party’s employees and representatives will be under the direction, control and supervision of the Providing Party or its Affiliates (or its subcontractors), and not of the Receiving Party.  The Providing Party or its Affiliates (or its subcontractors) will have the sole right to exercise all authority with respect to the employment (including termination of employment), assignment and compensation of its employees and representatives.

Section 7.2  Ownership of Assets.

(a)           DISH Systems.  The DISH Systems and any and all enhancements thereof or improvements thereto are and shall remain the sole exclusive property of DISH, its Subsidiaries and their suppliers, as the case may be.  From and after the creation of any and all such DISH Systems or enhancements thereof or improvements thereto by the Company or by any contractor, Affiliate or other Third Party on the Company’s behalf, in each case, pursuant to this Agreement, the Company shall cause to be assigned and hereby assigns to DISH or the applicable Subsidiary, any and all right, title and interest that the Company or such contractor, Affiliate or Third Party may have in such DISH Systems or enhancements thereof or improvements thereto.

(b)           Company Systems.  The Company Systems and any and all enhancements thereof or improvements thereto are and shall remain the sole exclusive property of the Company, its Subsidiaries and their suppliers, as the case may be.  From and after the creation of any and all such Company Systems or enhancements thereof or improvements thereto by DISH or by any contractor, Affiliate or other Third Party on DISH’s behalf, in each case, pursuant to this Agreement, DISH shall cause to be assigned and hereby assigns to the Company or the applicable Subsidiary, any and all right, title and interest that DISH or such contractor, Affiliate or Third Party may have in such Company Systems or enhancements thereof or improvements thereto.

(c)           License.  During the term of this Agreement, each party hereto grants to the other party and such party’s respective suppliers a non-exclusive, royalty-free right and license to use the DISH Systems or the Company Systems, as applicable, solely to provide the Services or use the Services contemplated hereunder.  Notwithstanding anything to the contrary hereunder, each party hereto agrees to cooperate with the other (and shall cause its suppliers to so cooperate) to cause the orderly return of the other party’s Systems and property upon the termination of this Agreement or upon written request, whichever is earlier.

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(d)           Data Ownership.  As between DISH and its Subsidiaries, on the one hand, and the Company and its Subsidiaries, on the other hand, all right, title and interest in and to all data processed hereunder shall be owned exclusively by DISH or its applicable Subsidiary or the Company or its applicable Subsidiary that originally supplied it to the other.  DISH and the Company hereby assign to the other, and shall cause any of its or their contractors, Affiliates or suppliers to assign to the other, as applicable, all right, title and interest that DISH or the Company, as applicable, may have in the other’s data.

(e)           Third Party Suppliers.  The Providing Party shall have written agreements with its employees consistent with past practices, and shall cause any contractor, Affiliate or Third Party performing Services on its behalf pursuant to this Agreement to also have written agreements with its employees that are consistent with its obligations hereunder, including the obligations to disclose and assign all right, title and interest in intellectual property rights as contemplated in this Section 7.2.  The Providing Party agrees not to voluntarily terminate or to amend or modify such agreements with respect to the provisions described above without providing at least 30 days prior written notice thereof and further agrees that any such amendments or modifications to such agreements shall be prospective only.

Section 7.3  Other Assets.  Except as otherwise noted in Sections 7.1 and 7.2, all procedures, methods, systems, strategies, tools, equipment, facilities and other resources used by a party hereto, any of its Affiliates or any Third Party service provider shall remain the property of such party, its Affiliates or such service providers and, except as otherwise provided herein, shall at all times be under the sole direction and control of such party, its Affiliates or such Third Party service provider.

ARTICLE VIII

Confidentiality

Section 8.1  Confidentiality.  Each party hereto agrees that the specific terms and conditions of this Agreement and any information conveyed or otherwise received by or on behalf of a party hereto in conjunction herewith are confidential and are subject to the terms of the confidentiality provisions set forth in Section 4.5 of the Separation Agreement.

ARTICLE IX

No Agency Relationship

Section 9.1  No Agency Relationship.  The Providing Party, in performance of this Agreement, is acting as an independent contractor to the Receiving Party, and not as a partner, joint venturer or agent, nor do the parties hereto intend to create by this Agreement an employer-employee relationship.  Neither party hereto shall be bound by any representation, act or omission of the other party hereto.  Neither party hereto has any right, power or authority to create any obligation, express or implied, on behalf of the other party hereto.

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ARTICLE X

Term and Termination

Section 10.1  Term.

(a)           Term of Agreement.  This Agreement shall commence on the Effective Date and shall end on the earliest of: (i) one year from the Effective Date; provided that this Agreement shall automatically renew for indefinite successive one year periods unless either party provides notice of its desire not to renew the term of this Agreement at least sixty (60) days prior to the then current end of the term; (ii) the date all Services have been terminated in accordance with the terms of this Agreement; or (iii) the date of a termination for convenience in accordance with Section 10.2(b).

(b)           Term of Services.  The Providing Party shall provide each Service beginning on the Effective Date, or as otherwise set forth in the Service Schedules or agreed to by the parties hereto in writing, and shall continue to provide such Service until as otherwise agreed to by the parties hereto in writing, unless sooner terminated in accordance with the provisions of the Agreement.

Section 10.2  Termination.

(a)           Termination of Services.  The Receiving Party may terminate its right to receive any particular Service for any or no reason by providing the Providing Party not less than 30 days prior written notice (the “Termination Notice”) setting forth in reasonable detail the Services to be terminated (the “Terminated Services”) and the termination date (the “Termination Date”) for each Terminated Service that shall not be less than 30 days from the receipt of the Termination Notice by the second party.  Beginning on such Termination Date, the Receiving Party shall not be obligated to pay any Fees in connection with such Terminated Services other than Fees owed by the Terminating Party to the Providing Party for such Terminated Services prior to the Termination Date.  The Receiving Party shall, as soon as practicable but no later than 10 Business Days after the Receiving Party realizes that a Service is no longer required by the Receiving Party and to be provided pursuant to the Agreement, deliver a Termination Notice with respect to such Service in accordance with Section 10.2(a).

(b)           Termination for Convenience.  Either party may terminate this Agreement for any or no reason by providing the other party not less than 60 days prior written notice setting forth the termination date for this Agreement.

(c)           Termination for Breach.  If a party hereto materially breaches any of its obligations under this Agreement, and does not cure such default within 30 days after receiving written notice thereof from the non-breaching party, then the non-breaching party may, at its option, terminate any Service affected by such breach or this Agreement in its entirety by providing written notice of termination to the breaching party, which termination shall be effective immediately upon receipt of such termination notice.

(d)           Bankruptcy Termination.  This Agreement may be terminated by either party hereto upon at least 30 days prior written notice if the other party hereto is declared insolvent or

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bankrupt, or makes an assignment for the benefit of creditors, or a receiver is appointed or any proceeding is demanded by, for or against the other under any provision of the Federal Bankruptcy Act.  Any termination of this Agreement shall be without prejudice to any rights or obligations of the parties hereto accruing prior to such termination including the right to payment of unpaid amounts owing for services performed prior to termination.

(e)           Termination for Illegal Agreement.  If there shall be any Applicable Law that makes any or all of the transactions contemplated by this Agreement, illegal or otherwise prohibited or if any order of any competent authority prohibiting such transactions is entered and such order shall become final and non-appealable, then either party hereto may terminate any Service affected by such Applicable Law or order by providing written notice of termination to the other party hereto, which termination shall be effective immediately upon receipt of such termination notice.

Section 10.3  Procedures on Termination.  Following any termination of this Agreement in whole or in part, each party hereto will cooperate with the other party as reasonably necessary to avoid disruption of the ordinary course of the other party’s and its Affiliates’ businesses.  Termination shall not affect any right to payment for Services provided prior to termination.

Section 10.4  Effect of Termination.  Sections 4.3 and Articles V and VI (with respect to Fees and Taxes attributable to periods prior to termination), 7.2(a), 7.2(b), 7.2(d), 10.3, this Section 10.4 and Articles VII, VIII, XI and XII shall survive any termination of this Agreement.  For the avoidance of doubt, termination of a particular Service hereunder shall be a termination of this Agreement.

ARTICLE XI

Indemnification

Section 11.1  Indemnification by the Company.  The Company shall indemnify, defend and hold harmless the DISH Indemnified Parties for any Losses and Expenses incurred by them in connection with or arising out of (i) any breach of this Agreement by the Company, its Affiliates, employees, suppliers or contractors, (ii) any bodily injury or damage to property occasioned by the acts or omissions of the Company, its Affiliates, employees, suppliers or contractors, (iii) the Company’s, its Affiliates’, employees’, suppliers’ or contractors’ gross negligence, willful misconduct or bad faith in the provision of the Company Services by the Company, its Affiliates, employees, suppliers or contractors pursuant to this Agreement, (iv) any Action that determines that the provision by the Company and/or the receipt by the DISH Indemnified Parties of any the Company Services infringes upon or misappropriates the intellectual property of any Third Party to the extent that any such Losses and Expenses are determined to have resulted from the Company’s, its Affiliates’, employees’, suppliers’ or contractors’ gross negligence, willful misconduct or bad faith, and (v) Third Party claims arising out of the provision of the Company Services, except to the extent that such Losses and Expenses are finally determined by a final non-appealable decision of a court having jurisdiction over DISH and the Company to have arisen out of the material breach of this Agreement, gross negligence, bad faith or willful misconduct of DISH, its Affiliates, employees, suppliers or contractors in providing DISH Services.

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Section 11.2  Indemnification by DISH.  DISH shall indemnify, defend and hold harmless the Company Indemnified Parties for any Losses and Expenses incurred by them in connection with or arising out of (i) any breach of this Agreement by DISH, its Affiliates, employees, suppliers or contractors, (ii) any bodily injury or damage to property occasioned by the acts or omissions of DISH, its Affiliates, employees, suppliers or contractors, (iii) DISH’s, its Affiliates’, employees’, suppliers’ or contractors’ gross negligence, willful misconduct or bad faith in the provision of the DISH Services by DISH, its Affiliates, employees, suppliers or contractors pursuant to this Agreement, (iv) any Action that determines that the provision by DISH and/or the receipt by the Company Indemnified Parties of any DISH Services infringes upon or misappropriates the intellectual property of any Third Party to the extent that any such Losses and Expenses are determined to have resulted from DISH’s, its Affiliates’, employees’, suppliers’ or contractors’ gross negligence, willful misconduct or bad faith, and (v) Third Party claims arising out of the provision of the Company Services, except to the extent that such Losses and Expenses are finally determined by a final non-appealable decision of a court having jurisdiction over DISH and the Company to have arisen out of the material breach of this Agreement, gross negligence, bad faith or willful misconduct of the Company, its Affiliates, employees, suppliers or contractors in providing the Company Services.

Section 11.3  Limitations and Liability.  Each party hereto shall have a duty to mitigate the Losses and Expenses for which the other is responsible hereunder.  EXCEPT FOR CLAIMS ARISING OUT OF OR RELATING TO ARTICLE VIII, IN NO EVENT SHALL ANY PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL (INCLUDING LOSS OF REVENUES OR PROFITS), EXEMPLARY OR PUNITIVE DAMAGES OR THE LIKE ARISING UNDER ANY LEGAL OR EQUITABLE THEORY OR ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT (OR THE PROVISION OF SERVICES HEREUNDER), ALL OF WHICH ARE HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER OR NOT ANY PARTY TO THIS AGREEMENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Section 11.4  Indemnification is Exclusive Remedy.  The indemnification provisions of this Article XI shall be the exclusive remedy for breach of this Agreement.

Section 11.5  Risk Allocation.  Each party hereto agrees that the Fees charged under this Agreement reflect the allocation of risk between the parties hereto, including the limitations on liability in Section 11.3.  Modifying the allocation of risk from what is stated here would affect the Fees that each party hereto charges, and in consideration of those Fees, each party hereto agrees to the stated allocation of risk.

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Section 11.6  Indemnification Procedures.  All claims for indemnification pursuant to this Article XI shall be made in accordance with the provisions set forth in Sections 5.6 and 5.7 of the Separation Agreement.

ARTICLE XII

Miscellaneous

Section 12.1  Entire Agreement.  This Agreement, including the Schedules hereto and the sections of the Separation Agreement referenced herein, constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements, negotiations, discussions, understandings, writings and commitments between the parties hereto with respect to such subject matter.  For the avoidance of doubt, each party hereto agrees that all Services provided as of the Effective Date shall be provided under the terms and conditions of this Agreement and shall no longer be provided under the Transition Services Agreement, the Services Agreement or the Satellite Procurement Agreement, as applicable.

Section 12.2  Governing Law; Service of Process; Jurisdiction.  This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof to the extent such rules would require the application of the law of another jurisdiction.  The state or federal courts located within the City of New York shall have exclusive jurisdiction over any and all disputes between the parties hereto, whether in law or equity, arising out of or relating to this Agreement and the agreements, instruments and documents contemplated hereby and the parties hereto consent to and agree to submit to the exclusive jurisdiction of such courts.  Each of the parties hereto hereby waives and agrees not to assert in any such dispute, to the fullest extent permitted by Applicable Law, any claim that (i) such party is not personally subject to the jurisdiction of such courts, (ii) such party and such party’s property is immune from any legal process issued by such courts or (iii) any litigation or other proceeding commenced in such courts is brought in an inconvenient forum.  The parties hereto hereby agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 12.10, or in such other manner as may be permitted by Applicable Law, shall be valid and sufficient service thereof and hereby waive any objections to service accomplished in the manner herein provided.

Section 12.3  Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT.

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Section 12.4  Amendment.  This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of DISH and the Company.

Section 12.5  Waiver.  Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or the parties hereto entitled to the benefit thereof.  Any such waiver shall be validly and sufficiently given for the purposes of this Agreement if, as to any party hereto, it is in writing signed by an authorized representative of such party.  The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, or in any way to affect the validity of this Agreement or any part hereof or the right of any party hereto thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

Section 12.6  Severability.  If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any party hereto or thereto. Upon such determination, the parties hereto shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties hereto.

Section 12.7  Execution in Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the parties hereto.

Section 12.8  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns; provided, however, that the rights and obligations of either party hereto under this Agreement shall not be assignable by such party without the prior written consent of the other party.  The successors and permitted assigns hereunder shall include any permitted assignee as well as the successors in interest to such permitted assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise).

Section 12.9  Third Party Beneficiaries.  Except to the extent otherwise provided in Article XI, the provisions of this Agreement are solely for the benefit of the parties hereto and their respective Affiliates, successors and permitted assigns and shall not confer upon any third Person any remedy, claim, liability, reimbursement or other right in excess of those existing without reference to this Agreement.

Section 12.10  Notices.  All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when delivered or mailed in accordance with the terms of Section 9.12 of the Separation Agreement.

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Section 12.11  No Public Announcement.  Neither DISH nor the Company shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that either party hereto shall be so obligated by Applicable Law or the rules of any regulatory body, stock exchange or quotation system, in which case the other party hereto shall be advised and the parties hereto shall use commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with Applicable Law, accounting and SEC disclosure obligations or the rules of any stock exchange.

Section 12.12  Limited Liability.  Notwithstanding any other provision of this Agreement, no individual who is a stockholder, director, employee, officer, agent or representative of the Company or DISH, in its capacity as such, shall have any liability in respect of or relating to the covenants or obligations of such party under this Agreement and, to the fullest extent legally permissible, each of the Company and DISH, for itself and its respective stockholders, directors, employees, officers and Affiliates, waives and agrees not to seek to assert or enforce any such liability that any such Person otherwise might have pursuant to Applicable Law.

Section 12.13  Divestiture.  If the Receiving Party divests or sells all or a part of the Receiving Party during the term of this Agreement, the Providing Party shall continue to provide the Services to the divested or sold entity or part thereof until the termination or expiration of the provision of Services hereunder, as long as the Providing Party’s obligations hereunder are not materially increased thereby.

Section 12.14  Mutual Drafting.  This Agreement shall be deemed to be the joint work product of DISH and the Company and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their authorized representatives as of the date first above written.

DISH Network Corporation

By:
Name:
Title:

Echostar Corporation

By:
Name:
Title:

Signature Page to the Professional Services Agreement

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Schedule 2.1.2

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Schedule 2.1.3

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Schedule 2.1.5

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Schedule 2.1.6

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Schedule 2.1.7

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Schedule 2.1.8

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Schedule 2.1.9

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Schedule 2.1.10

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Schedule 2.1.11

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Schedule 2.1.12

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Schedule 2.1.13

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Schedule 2.2.1

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Schedule 2.2.2

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Schedule 2.2.3

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Schedule 2.2.4

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Schedule 2.2.5

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***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.